                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 20, 2004

                           --------------------------


                            ARROW INTERNATIONAL, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                      0-20212                23-1969991
----------------------------          --------------          ----------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


      2400 Bernville Road, Reading, Pennsylvania              19605
    ----------------------------------------------       ----------------
        (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            ARROW INTERNATIONAL, INC.


Item 2.02.  Results of Operations and Financial Condition.

On December 20, 2004, Arrow International, Inc. issued a press release announcing its results of operations for its first quarter of fiscal year 2005 ended November 30, 2004. A copy of this press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may otherwise be expressly stated in such a filing.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number         Description
--------------         -----------

99.1                   Press release dated December 20, 2004 issued by Arrow
                       International, Inc.

                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARROW INTERNATIONAL, INC.



Date: December 20, 2004                 By:   /s/ Frederick J. Hirt
                                             -----------------------------------

                                             Frederick J. Hirt
                                             Chief Financial Officer and
                                             Senior Vice President-Finance
                                             (Principal Financial Officer and
                                             Chief Accounting Officer)

                                  EXHIBIT INDEX


EXHIBIT     DESCRIPTION                                 METHOD OF FILING
NUMBER      OF EXHIBIT

99.1        Press Release dated December 20, 2004,      Furnished herewith.
            issued by Arrow International, Inc.